Exhibit 10.3

SHAREHOLDERS' VOTING PROXY AGREEMENT

BETWEEN

LI TAO AND OTHER INDIVIDUALS

XI’AN TECHTEAM INVESTMENT HOLDING GROUP
COMPANY

SHENZHEN CAPITAL GROUP CO., LTD

XI’AN HONGTU CAPITAL CO., LTD

SHAANXI YUANXING SECIENCE AND TECHNOLOGY CO.,
LTD

AND

XI’AN SOFTECH CO., LTD

December 15, 2009

SHAREHOLDERS’ VOTING PROXY AGREEMENT

This Shareholders’ Voting Proxy Agreement (the “Agreement”) is entered into as of December 15, 2009 among the following parties in Xi’an:

Party A: Xi’an Softech Co., Ltd
Registered Address: 3/F of District A, the Industry Office Building, No.181 of Tai Bai Southern Road, Xi’an City, China
Legal Representative: Wang Wan Jiao

and

Party B: Li Tao and other seventeen individuals (collectively, the “Individual Shareholders”), the specific list of the Individual Shareholders is referred herero as Exhibit A

Party C:Xi’an TechTeam Investment Holding Group Company
Registered Address: 3/F of District A, the Industry Office Building, No.181 of Tai Bai Southern Road, Xi’an City, China
Legal Representative: Li Tao

Party D: Shenzhen Capital Group Co., Ltd
Registered Address: District B, 11/F OF Investment Mall, No.4009, Shennan Avenue, Futian District, Shenzhen City
Legal Representative: Jin Hai Tao

Party E: Xi’an Hongtu Capital Co., Ltd
Registered Address: 7/F of Xi’an Tourism Mall, No.27, South two links, Beilin District, Xi’an City
Legal Representative: Xia Fu Xi

Party F: Shaanxi Yuanxing Science and Technology Co., Ltd
Registered Address: 18/F of Xin Ji Yuan Square, Gaoxin Road, Xi’an City
Legal Representative: Chen Li Ke

In this Agreement, Party A, Party B, Party C, Party D, Party E and Party F are called collectively as the “Parties”, and each of them is called as the “Party”. Party B, Party C, Party D, Party E and Party F are collectively called the “Grantors” and respectively called “Each of the Grantors”.

WHEREAS,

1.         Party A is a wholly foreign-owned enterprise incorporated under the laws of the People’s Republic of China;

2.         As of the date of this Agreement, the Grantors are shareholders of Kingtone Information Technology Co., Ltd (hereinafter referred to as “Kingtone Information”) and collectively legally hold all of the equity interest of Kingtone Information, of which Party B holds 61.6%, Party C holds 25% Party D holds 7.42%, Party E holds 3.30%, Party F holds 2.68%.

3.         Each of the Grantors desires to appoint the persons designated by Party A to exercise its shareholder’s voting rights at the shareholders’ meeting of Kingtone Information (“Voting Rights”) and Party A is willing to designate such persons.

Therefore, the Parties hereby have reached the following agreement upon friendly consultations:

Article 1

Each of the Grantors hereby agrees to irrevocably appoint the persons designated by Party A with the exclusive right to exercise, on his behalf, all of his Voting Rights in accordance with the laws and Kingtone Information’s Articles of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Kingtone Information, and to appoint and elect the directors and Chairman as the authorized legal representative of Kingtone Information.

Article 2

The persons designated by Party B shall be the full board of Party B (the “Proxy Holders”).
Party B agrees that it shall maintain a board of directors, and members of which shall be the member of the board of directors of the overseas parent company of Party B; the members of the board of directors of the overseas parent company of Party B，who are employed only for purpose to satisfy future listing or financing requirement, need not be necessary to be members of the board of directors of Party B.

Article 3

Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent each of the Grantors to exercise his Voting Rights pursuant to this Agreement.

Article 4

All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Kingtone Information, each of the Grantors shall appoint the person designated by Party A with all Voting Rights. All Parties to this Agreement agree, Party A, can not transfer his equity interests (the “Transferor”) of Kingtone Information to any individual or company (other than Party A or the individuals or entities designated by Party A).

Article 5

Each of the Grantors hereby acknowledges that he/she will withdraw the appointment of the persons designated by Party A if Party A change such designated person and reappoint the substituted persons designated by Party A as the new Proxy Holders to exercise his/her Voting Rights at the shareholder’s meeting of Kingtone Information.

Article 6

All authorizations made under this Agreement shall be conclusive and binding upon the Grantors and each and every act and thing effected by the Proxy Holders pursuant hereto shall be as good, valid and effectual as if the same had been done by the Grantors. The Grantors hereby irrevocably and unconditionally undertake at all times hereafter to ratify and confirm whatsoever the Proxy Holders shall lawfully do or cause to be done by virtue of all such authorizations conferred by this Agreement.

Article 7

The Grantors hereby irrevocably and unconditionally undertake at all times to indemnify and keep indemnified each of the Proxy Holders against any and all actions, proceedings, claims, costs, expenses and liabilities whatsoever arising from the exercise or purported exercise of any of the powers conferred or purported to be conferred by this Agreement.

Article 8

This Agreement has been duly executed by the parties’ authorized representatives as of the date first set forth above and shall become effective upon execution.

Article 9

This Agreement shall not be terminated prior to the completion of acquisition of all of the equity interests in, or all assets or business of, Kingtone Information by Party A;

Article 10

Any amendment and termination of this Agreement shall be in written and agreed upon by the Parties.

Article 11

The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People’s Republic of China.

Article 12

This Agreement is executed in both Chinese and English in twenty-three copies; each Party holds one and each original copy which has the same legal effect. Both the English version and Chinese version shall have the same effect.

(This space intentionally left blank)

IN WITNESS HEREOF, the Parties hereof have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

PARTY A: Xi’an Softech Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Wang Wan Jiao

PARTY B:

Li Tao

(Signature):	/s/ Li Tao

Chen Xue Tao

(Signature):	/s/ Chen Xue Tao

Wang Wan Jiao

(Signature):	/s/ Wang Wan Jiao

Wu Li

(Signature):	/s/ Wu Li

Pu Wei

(Signature):	/s/ Pu Wei

Zhang Yu Fan

(Signature):	/s/ Zhang Yu Fan

Guo Ming

(Signature):	/s/ Guo Ming

Zhang Wei

(Signature):	/s/ Zhang Wei

Li Jian Ping

(Signature):	/s/ Li Jian Ping

Qin Shu Ling

(Signature):	/s/ Qin Shu Ling

Li Jing

(Signature):	/s/ Li Jing

Zhang Xiao Ming

(Signature):	/s/ Zhang Xiao Ming

Zhang Xiao Bin

(Signature):	/s/ Zhang Xiao Bin

Wang Wei

(Signature):	/s/ Wang Wei

Zhang Peng

(Signature):	/s/ Zhang Peng

Xi Peng Guo

(Signature):	/s/ Xi Peng Gou

Chen Xian Ying

(Signature):	/s/ Chen Xian Ying

Ma Jun

(Signature):	/s/ Ma Jun

PARTY C: Xi’an TechTeam Investment Holding Group Company

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Li Tao

PARTY D: Shenzhen Capital Group Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Jin Hai Tao

PARTY E: Xi’an Hongtu Capital Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Xia Fu Xi

PARTY F: Shaanxi Yuanxing Science and Technology Co., Ltd

(Seal)

Legal Representative/Authorized Representative

(Signature):	/s/ Li Ke Chen

Exhibit A

List of Individual Shareholders

Name	ID Card Number	Share Percentage

Li Tao	610103196511281613	36.61%

Chen Xue Tao	61010319710930165X	8.93%

Wang Wan Jiao	610104198109266162	5.35%

Wu Li	610111620918202	1.09%

Pu Wei	610104196910302123	1.04%

Zhang Yu Fan	610103196508063244	0.89%

Guo Ming	610113195801080017	0.89%

Zhang Wei	610103197802122043	0.89%

Li Jian Pin	610103681102368	0.89%

Qin Shu Ling	610113195503020446	0.89%

Li Jing	420500197212035246	0.89%

Zhang Xiao Ming	610113195303102930	0.89%

Zhang Xiao Bin	612325197911180016	0.53%

Wang Wei	610627198201080055	0.38%

Zhang Peng	622101196712220017	0.36%

Xi Peng Guo	610431197601031334	0.36%

Chen Xian Ying	610112750201523	0.36%

Ma Jun	612728196803210253	0.36%